TURNER FUNDS

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER TITAN LONG/SHORT FUND

Institutional Class

Investor Class

Class C

Supplement dated April 27, 2016

To the Prospectus dated January 31, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The paragraph under the heading “Other Policies - Prime Broker” in each prospectus is deleted and replaced with the following:

Prime Broker

Goldman, Sachs & Co. (“Goldman”) and Jefferies LLC (“Jefferies”) serve as Prime Brokers of the Titan Long/Short Fund.  Goldman, Jefferies, and J.P. Morgan Clearing Corp. (“JPMorgan”) serve as Prime Brokers of the Medical Sciences Long/Short Fund.  Goldman, Jeffries, and JPMorgan have no responsibility for the preparation or accuracy of this Prospectus.